                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                                                   Exhibit 10.16

                              PURCHASE AGREEMENT
                              ------------------


     This Purchase Agreement ("Agreement") is entered into as of April 23, 1999
                               ---------
(the "Effective Date"), by and between Williams Communications, Inc., a Delaware
      --------------
corporation with principal offices at One Williams Center, 26/th/ Floor, Tulsa, Oklahoma 74172 ("Williams"), and Cerent Corporation, a Delaware corporation, with principal offices at 1450 North McDowell Blvd., Petaluma, CA 94954 ("Cerent").

     In consideration of the mutual promises contained herein, the parties agree as follows:

1.0  CERTAIN DEFINITIONS.
     -------------------

          "Intellectual Property Rights" means all patents, patent rights,
           ----------------------------
copyrights, trade secret rights, trademark, service mark and trade dress rights and other intellectual property rights, current or future, under the laws of any jurisdiction, together with all applications therefor and registrations thereto.

          "Products" means the Cerent 454 product line, [*]
           --------


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

          "Software" means any proprietary software of Cerent provided to
           --------
Williams and any software imbedded or included in the Products.

          "Specifications" means those Product specifications in the user
           --------------
documentation for such Product.



2.0  PURCHASE COMMITMENT
     -------------------

     2.1  Minimum Purchase Commitment. During the Term. Williams shall purchase
          ---------------------------
Products from Cerent totaling at least [*] of Products, net of any applicable discounts or returns. In the event of any shortfall upon the expiration of the Term, Williams shall, subject to the terms and conditions of this Agreement, within thirty (30) days of such expiration, submit a Purchase Order (as defined below) and accept shipment of Products to meet such [*] purchase commitment.

     [*]

3.0  WARRANT.
     -------

     In consideration for Products shipped to Williams during calendar year 1999, Cerent shall grant Williams, for a purchase price of $10.00 plus the obligations set forth therein, a warrant for the purchase of common shares of Cerent, exercisable at $6.50 per share until December 31, 2004 (the "Warrant"). The number of shares exercisable by Williams pursuant to the Warrant shall be as set forth on the attached Exhibit B, and based upon the total dollar amount of:
                          ---------
(i) Products shipped to Williams during calendar year 1999 (net of any applicable discounts or returns); and (ii) Products ordered by Williams on or before December 1, 1999 that Cerent is unable to fulfill, provided such unfulfilled orders are within the Product volumes set forth in Williams' rolling six (6) month forecast provided to Cerent at the beginning of the fourth quarter 1999 (pursuant to Section 8.1 hereof). The terms and conditions of the Warrant shall be those set forth on Exhibit B.
                                    ---------

4.0  CERENT DEVELOPMENT OBLIGATIONS.
     ------------------------------

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

     4.3  Network Architecture Lab Support. Cerent will provide Williams a
          --------------------------------
total of [*] Product units for Williams' non-commercial use in lab infrastructure testing and quality assurance. Cerent will provide Williams [*], for non-commercial testing and quality assurance use only, for each [*] Cerent 454 units purchased by Williams during the Term. All Products provided to Williams under this Section 4.3 will be at [*], shall not be subject to Cerent's warranty obligations, and all installation, use and liabilities relating thereto shall be Williams' sole responsibility.

     4.4  Training. Cerent will provide Williams with (i) up to [*] day-long
          --------
training courses for each of [*] and (ii) [*] day-long training courses for each [*] Cerent 454 Product units purchased by Williams. Such training courses shall be at no charge to Williams. Each training course shall be at location within the United States specified by Williams, and may be attended by up to [*] Williams' employees or contractors. Cerent shall provide a trainer and necessary training materials for such courses. Williams shall provide all travel and other expenses for attendance of Williams' employees or contractors, and shall provide all necessary facilities if training courses are not held at Cerent's facility in Petaluma, California.

     4.5  Development Incentive. In the event of any delay by Cerent in the
          ---------------------
general availability of [*] (with the respective functionalities as specified in
Section 1.0) as of the dates specified in this Section 4.0 (each, a "Delay"), Cerent shall give Williams an [*] of the purchase price of the Products set forth on Exhibit A for [*] of such Delay on all Products purchased during the
         ---------
period of such Delay. The foregoing discount shall apply only to those Products shipped to Williams during such Delay. In the event of a Delay in excess of [*] months, Williams shall be entitled to reduce its minimum purchase obligations under Section 2.1 by the greater of (i) the aggregate dollar amount of all Purchase Orders canceled during such Delay pursuant to Section 8.4, or (ii) [*]. In the event of any Delay of more than [*] full months, Williams may, at its sole option, terminate this Agreement with no further purchase obligation under
Section 2.1. Notwithstanding anything else in this Agreement, the provisions of this Section 4.5 shall constitute Williams' sole remedy, and Cerent's sole obligation, for any breach of Sections 4.1 and/or 4.2.

     4.6  Certain Changes. Cerent may at any time, without prior approval from
          ---------------
or notice to Williams, make changes to the Products (i) which do not adversely affect form, fit or function or performance; or (ii) when required for safety, regulatory, or legal purposes.

5.0  OWNERSHIP
     ---------

     5.1  Intellectual Property Rights. Cerent shall retain all right, title
          ----------------------------
and interest in and to all Intellectual Property Rights in the Products and the Software, including all Intellectual Property Rights in any improvements or modifications thereto, subject to any Joint Developments pursuant to Section 5.2 below.

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

     5.2  Joint Developments. The parties may agree jointly to develop
          ------------------
improvements to the Products or Software ("Joint Development"). Any such Joint Development shall be mutually agreed upon by the parties, and set forth in writing signed by both parties on an attached Exhibit to this Agreement.
                                              -------
Williams and Cerent will jointly own any Joint Developments, and Williams will retain the right to internally use both the source and object code of any Joint Development software.



6.0  SOFTWARE LICENSE, RIGHTS AND AGREEMENTS
     ---------------------------------------

     6.1  Software License. Subject to the terms and conditions of this
          ----------------
Agreement, Cerent hereby grants to Williams a perpetual, non-exclusive, non-sublicensable, non-transferable (except as provided in Sections 8.2 and 17.7), royalty-free license to use the Software contained in the Products solely in conjunction with such Products, in object code form only.

     6.2  Sale Conveys No Right to Manufacture or Copy. Except for the license
          --------------------------------------------
granted in Section 6.1, all right, title and interest in the Software shall remain the exclusive property of Cerent or its licensors. This Agreement does not entitle Williams to the receipt or use of, or access to, Software source code or any right to reproduce the Software or any related documentation. The Products are offered for sale and are sold by Cerent subject in every case to the condition that such sale does not convey any license, expressly or by implication, to manufacture, reproduce, decompile, disassemble, compile or reverse engineer the Software or the Products. Prior to the disposal of any Product (excluding any resale permitted under Section 8.2), Williams shall erase or remove the Software from such Product. Williams acknowledges that it receives no title or ownership rights to such Software.

     6.3  Support. Cerent will provide Williams with technical support as
          -------
specified in the attached Exhibit C.
                          ---------

7.0  INFORMATION REGARDING PRODUCTS.
     ------------------------------

     7.1  Operations Support System. [*]
          -------------------------

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]

     (b)  Additional information specific to SNMP Devices:

[*]

8.0  TERMS AND CONDITIONS FOR SUPPLY OF PRODUCTS.
     -------------------------------------------

     8.1  Forecasts. Within the first [*] days of the beginning of each
          ---------
calendar quarter, Williams shall provide Cerent with a [*] month rolling forecast, updated quarterly, setting

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

forth Williams' estimated monthly requirements for Products. Such forecasts are for planning purposes only, and shall not be binding on either party.

     8.2  Ordering. Except as otherwise set forth in this Agreement, all
          --------
purchases and sales between Cerent and Williams will be initiated by Williams' issuance of written purchase orders or written purchase requisitions (collectively, "Purchase Orders") to Cerent. All such Purchase Orders shall be submitted to the following address:


Cerent Corporation
Attention: Order Administration
1450 North McDowell Blvd.
Petaluma, CA 94954-6515
Phone:  877-CERENT4
Fax:    877-CERENT2

     All Purchase Orders shall include the following: (i) purchase order number;
(ii) Product part number, description and price; (by line item); (iii) billing address; (iv) shipping address; (v) delivery date; (v) preferred method of Product shipment; and (vi) authorized signature. Cerent will notify Williams of the acceptance or rejection of a Purchase Order within [*] days of receipt of the Purchase Order; however, no Purchase Order will be binding upon Cerent until accepted by Cerent in writing. This Agreement shall govern all orders of Products by Williams. No terms on Purchase Orders, invoices or like documents by Williams shall serve to alter or add to the terms of this Agreement unless agreed to and signed by both parties in writing. All Products sold hereunder are for use solely by Williams. Nothing in this Agreement shall permit Williams to resell or distribute Products to third parties legs than [*] years after Williams' purchase thereof without Cerent's prior written consent, which consent will not be unreasonably withheld. Cerent's withholding of such consent will be deemed reasonable in connection with any proposed resale to an existing or future Cerent customers or prospects.

     No Purchase Order or fax release will specify a delivery date later than [*] days after the expiration of this Agreement, however in no event may a delivery date exceed the termination date pursuant to Section 12.0. Orders are subject to acceptance by Cerent and assignment of delivery-schedules by Cerent in accordance with availability. Cerent will use its reasonable commercial efforts to accommodate Williams' schedule and delivery dates.

     If Cerent does not confirm or reject Williams' Purchase Order within [*] days of receipt, Williams' Purchase Order will be deemed accepted by Cerent.

     8.3  Shipping. All Products delivered by Cerent pursuant to the terms of
          --------
this Agreement will be suitably packed for shipment in Cerent's standard containers, marked for shipment to Williams' address set forth above or to an address specified in Williams' Purchase Order, and delivered to a carrier or forwarding agent chosen by Williams. Should Williams fail to designate a carrier, forwarding agent or type of conveyance, Cerent will make such designation in conformance with its standard shipping practices. Shipment will be F.O.B. Cerent's manufacturing facility ("Delivery Point"), at which time
                                            --------------
title (excluding any Software), but not

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

risk of loss, shall pass to Williams. All freight, insurance and other shipping expenses from the Delivery Point, as well as any special packing expenses requested by Williams, will be borne by Williams. Williams shall also bear all applicable taxes, duties, and similar charges that may be assessed against the Products after delivery to the carrier at Cerent's Delivery Point. Risk of loss shall pass to Williams upon delivery of Products by the carrier or forwarding agent to Williams.

     8.4  Delivery; Installation. Cerent shall use commercially reasonable
          ----------------------
efforts to deliver any Products in accordance with Cerent's then current lead times. Cerent commits to shipment of Products within [*] after Cerent's acceptance of any Purchase Order or such other delivery date as the parties may agree to in writing. Cerent shall not be liable for delivery under such Purchase Order made within a reasonable time after a stated delivery date; provided,
                                                                  --------
however, that Williams may cancel any Purchase Order without penalty if Cerent
-------
delays shipment thereof by more than [*]. Any Purchase Order so canceled shall reduce Williams' minimum purchase commitment under Section 2.1 by the amount of such Purchase Order. Further, Cerent reserves the right to deliver any Product orders up to [*] in advance of Williams' requested delivery dates, upon at least [*] prior written notice to Williams. Williams shall be solely responsible for any installation of Products.

     8.5  Inspection and Acceptance. Williams will inspect all the Products for
          -------------------------
obvious physical damage upon receipt thereof, and will note any such damage on all accompanying shipping and other career documents, and shall notify Cerent of any such damage within [*]. Williams shall be responsible for the full value of any Products damaged during shipment for which Cerent is unable to recover payment from its insurer or the carrier because of Williams' delay in notifying Cerent. Williams may test any Product for a reasonable period of time, and reject any Product that fails in any material way to meet such Product's Specifications after such testing period. Any Product not rejected within
[*] of receipt of such Product by Williams (the "Rejection Period") will be
                                                 ----------------
deemed accepted. To reject a Product, Williams will, within the Rejection Period, notify Cerent in writing or by facsimile of its rejection and request a Returned Material Authorization ("RMA"), and shall comply with Cerent's repair
                                  ---
and return procedures set forth on the attached Exhibit D. Within [*] of receipt
                                                ---------
of the RMA number, Williams will return to Cerent the rejected Product, freight prepaid, in its original shipping carton with the RMA number displayed on the outside of the carton. Cerent reserves the right to refuse to accept any rejected Products that do not bear an RMA number on the outside of the carton. As promptly as possible but no later than [*] after receipt by Cerent of properly rejected Products, Cerent will, at its option and expense, either repair or replace the returned Products. Shipment of such repaired or replacement Products shall be at Cerent's expense, except that a [*] fee will be imposed for returned Products that Cerent determines after testing are not defective and conform to Specifications.

     8.6  Security Interest. Cerent hereby reserves, and Williams hereby grants
          -----------------
to Cerent, a purchase money security interest in each Product sold under this Agreement until full payment has been received by Cerent for such Product. These interests will be satisfied by payment in full of Williams' purchase price. Williams hereby appoints Cerent as its attorney-in-fact to execute, on Williams' behalf and in Williams' name, financing statements and other instruments to perfect Cerent's security interest in each Product for the amount of Williams' purchase price. A copy of

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                           [CONFIDENTIAL TREATMENT IS REQUESTED]

this Agreement may be filed with the appropriate authorities at any time after its execution as a financing statement or chattel mortgage to perfect Cerent's security interest.

     8.7  Cancellations.  Williams may cancel orders for the Products scheduled
          -------------
for shipment, subject to a [*] cancellation fee (based upon Williams' purchase price for such canceled order) for orders canceled less than [*] days before the scheduled shipment date; provided, however, that Williams may, at any time more than [*] before any scheduled shipment date, change the shipment destination of such order without penalty. Williams shall be entitled to a [*] delay (of no more than [*]) in the shipment of any order, provided Williams notifies Cerent in writing of such delay at least [*] prior to the original shipment date.

9.0  PRICE AND PAYMENT TERMS
     -----------------------

     9.1  Prices.  The prices for the Products are set out in Exhibit A and are
          -------                                             ---------
subject to the terms contained in such Exhibit and the terms of this Agreement. All payments shall be made in United States dollars and are exclusive of any withholding tax and any currency control or restrictions. Product prices exclude all sales, use, value added or other taxes, customs duties, or similar tariffs and fees. Unless tax-exempt status acceptable to the relevant taxing authorities is provided by Williams, Williams shall pay all such taxes, duties, tariffs and fees, including all amounts Cerent may be required to pay or collect upon the sale or delivery of the Products or upon collection of the sales price.

     9.2  Payment Terms.  Cerent will invoice Williams upon any shipment of
          -------------
Products. Williams shall pay Cerent all invoiced amounts for Products [*] from date of each invoice. Without prejudice to any other remedy, including the right to terminate this Agreement under Section 10.0, in the event any charge is not paid when due, Cerent may assess, and Williams agrees to pay, a late charge of the lower of [*] per month or the maximum percentage allowed by law, if lower.

     9.3  Credit.  At Cerent's option, shipments may be made on credit terms
          ------
established by Cerent and in effect at the time an order is accepted. Cerent reserves the right, upon written notice to Williams, to declare all sums owing to Cerent immediately due and payable in the event of a breach by Williams of any of its obligations to Cerent, including the failure of Williams to comply with established credit terms. Furthermore, Cerent reserves the right at all times, either generally or with respect to any specific order by Williams, to vary, change or limit the amount or duration of any credit to be allowed to Williams; provided, however, that nothing in this Section 9.3 shall affect
          --------  --------
Williams' initial purchase deferment right in Section 2.2 above. Williams agrees to pay for the Products-as invoiced and accepted per Section 8.0 above.

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

10.0 TERM AND TERMINATION
     --------------------

     10.1  Term.  This Agreement shall continue in full force and effect from
           ----
the Effective Date through and including December 31,2001 (the "Term"), unless
                                                                ----
terminated earlier pursuant to this Section 10.0.

     10.2  Termination for Cause.  If either party breaches any material
           ---------------------
provision of this Agreement (excluding Sections 4.1 or 4.2), then the non-breaching party may give written notice to the defaulting party that if the default is not cured within [*] of receipt of such notice, then the Agreement will be terminated. If the non-defaulting party gives such notice and the default is not cured during the [*] period, then the Agreement shall automatically terminate at the end of that period. In the event of any termination by Williams pursuant to this Section 10.2, Williams shall have no further purchase obligation under Section 2.1.

     10.3  Termination for Insolvency.  Either party may immediately terminate
           --------------------------
this Agreement by written notice to the other party (without prior notice) if
(i) the other party enters into proceedings in bankruptcy or insolvency; (ii)the other party makes an assignment for the benefit of creditors; (iii) a petition is filed against the other party under a bankruptcy law, a corporate reorganization law, or any other law for relief of debtors or similar law analogous in purpose of effect, which petition is not dismissed within [*]; or
(iv) the other party enters into liquidation or dissolution proceedings, or a receiver is appointed with respect to any assets of the other party, which appointment is not vacated within [*].

     10.4  Fulfillment of Orders upon Termination.  Upon termination of this
           --------------------------------------
Agreement for any reason, Cerent's obligations under existing Purchase Orders shall immediately cease, including any orders accepted by Cerent prior to the date of termination.

     10.5  Effect of Termination.  Upon any expiration or termination of this
           ---------------------
Agreement:

           (a) Except as expressly provided in this Agreement, all rights granted to Williams under this Agreement shall immediately cease and terminate, except for the licenses granted in Section 6.1, which shall continue subject to the restrictions in Section 6.2.

           (b)  The provisions of Sections 1.0, 3.0, 5.0, 9.2, 9.3, 10.5, 11.0,
12.0, 13.0, 14.0, 15.0, 16.0 and 17.O (excluding 17.16 and 17.19) shall survive the termination of this Agreement for any reason. All other rights and obligations of the parties shall cease upon termination of this Agreement.

11.0  CONFIDENTIALITY.
      ----------------

      11.1 Definition.  "Confidential Information" shall mean any information,
           ----------
including, without limitation, technical information, specifications, trade secrets, confidential information and supporting documentation, owned by or licensed to a party hereto, which is in written, graphic, machine readable or other tangible form and is marked "Confidential," "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may include oral information disclosed by one party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and is reduced to writing by the

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

disclosing party within a reasonable time (not to exceed [*] days) after its oral disclosure, and such writing is marked in a manner to indicate its confidential nature and delivered to the receiving party. Notwithstanding any of the other provisions of this Section 11.1, all Software and Product source code shall be deemed Confidential Information of Cerent.

     11.2  Non-disclosure and Non-use.  Each party hereto agrees not to use any
           --------------------------
Confidential Information of the other party for any purpose, other than to enforce its rights and perform its obligations hereunder, or disclose any Confidential Information of the other party to any third party for any purpose. Each party hereto shall use at least the same degree of care, but no less than reasonable care, to avoid disclosure or use of the Confidential Information of the other party as such party employs with respect to its own Confidential Information of like importance. Without limitation of the foregoing, each party agrees during the term of this Agreement and thereafter to hold such Confidential Information in strict confidence, not to disclose it to third parties or to use it in any way, commercially or otherwise, except as otherwise expressly authorized by this Agreement, and not to allow any unauthorized person access to such Confidential Information, either before or for a period of five
(5) years after termination or expiration of this Agreement, without the prior written consent of the disclosing party. Each party will limit the disclosure of the Confidential Information to employees with a need to know who: (i) have been advised of the confidential nature thereof; and (ii) agree to be bound by the restrictions in this Section 11.2 as to the non-disclosure and non-use of such Confidential Information.

     11.3  Exceptions.  Notwithstanding anything in this Agreement to the
           ----------
contrary, Confidential Information need not be treated as such if it is or has become:

          (a) published or otherwise available to the public other than by a breach of this Agreement;

          (b) rightfully received by the receiving party from a third party without confidential limitation;

          (c)  approved in writing for public release by the disclosing party;

          (d) known to the receiving party prior to its first receipt of such Confidential Information from the disclosing party; as evidenced by the receiving party's contemporaneous written records; or

          (e) required to be disclosed pursuant to court order and the receiving party as notified the disclosing party within a sufficient time prior to such disclosure to permit the disclosing party to secure a protective order maintaining the confidentiality of such information.

     11.4  Return of Confidential Information.  Upon the termination or the
           ----------------------------------
expiration of the Agreement, each party shall: (i) return to the other party or destroy, as requested by the disclosing party, the original and all copies of any Confidential Information of the disclosing party, the original and all copies of any Confidential Information of the disclosing party and any summaries or analyses thereof or studies or notes thereon in the receiving party's possession or control; and

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

(ii) at the disclosing party's request, have one of the officers of the receiving party certify in writing that: (x) it shall not make any further use of such Confidential Information of the disclosing party; (y) it shall comply with the terms of this Section 11.0 regarding prohibited use of Confidential Information of the disclosing party; and (z) it has fully complied with the provisions of this Section l1.4.

12.0  WARRANTY AND DISCLAIMER
      -----------------------

      12.1  Limited Warranty.  Cerent warrant that (i) the Products will be free
            ----------------
from defects in material and workmanship, and will conform to all material Specifications in effect as of the date of shipment, for a period of [*] from the date of shipment to Williams; and (ii) the Software will conform to all material Specifications for a period of [*] from the date of shipment to Williams. The limited warranty set forth in this Section 12.1 shall not apply to defects or errors in a Product or Software which are caused by: (i) Williams' failure to follow Cerent's environmental, installation, operation or maintenance instructions or procedures in the Product's Specifications; (ii) Williams' mishandling, abuse, misuse, negligence, or improper storage, servicing or operation of the Product (including without limitation use with incompatible equipment), (iii) modifications, repairs or improper installations not made by Cerent (except for Williams removal and return of cards provided in connection with the Products, which shall not be considered a modification or repair), or
(iv) power failures, surges, fire, flood, accident, actions of third parties or other like events outside Cerent's reasonable control. Cerent does not warrant that the operation of the Software will be error-free.

      12.2   Warranty Procedures.  In the event of any warranty claim, Williams
             -------------------
shall request a Returned Material Authorization ("RMA"), and shall comply with
                                                  ---
Cerent's repair and return procedures set forth on the attached Exhibit D.
                                                                ---------
Within [*] of receipt of the RMA number, Williams will return to Cerent the defective Product, freight prepaid, in its original shipping carton with the RMA number displayed on the outside of the carton. Cerent reserves the right to refuse to accept any defective Products that do not bear an RMA number on the outside of the carton. As promptly as possible but no later than [*] after receipt by Cerent of such defective Products, Cerent will, at its option and expense, either repair or replace the returned Products. Shipment of such repaired or replacement Products shall be at Cerent's expense, except that a [*] will be imposed for returned Products that Cerent determines after testing are not defective and conform to Specifications. The foregoing sets forth Williams' sole remedy and Cerent's sole liability under Cerent's warranty obligations in
Section 12.1.

      12.3   Loss of Data.  Cerent shall not be responsible for any data stored
             ------------
in any Product returned to Cerent for repairs, and Cerent shall have no liability arising out of any loss of such data.

      12.4   Disclaimer.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTION
             ----------
12.1, CERENT MAKES AND WILLIAMS RECEIVES NO WARRANTIES OR CONDITIONS ON THE PRODUCTS, EXPRESS, IMPLIED, CONTRACTUAL OR STATUTORY, AND CERENT SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES AND REPRESENTATIONS, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, INFRINGEMENT OR FITNESS FOR A

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

PARTICULAR PURPOSE, ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE, AND ANY WARRANTIES CONCERNING THE NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

     12.5   Limitation of Liability.  CERENT'S LIABILITY UNDER THE WARRANTY
            -----------------------
SHALL BE LIMITED TO A REFUND OF WILLIAMS' PURCHASE PRICE. IN NO EVENT SHALL CERENT BE LIABLE FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS OR FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES FOR BREACH OF WARRANTY.

13.0 INDEMNIFICATION
     ---------------

     13.1   Indemnification.  Cerent, at its own expense, shall indemnify,
            ---------------
defend and hold harmless Williams, its parents, subsidiaries, officers, directors, employees, representatives and agents, against any third party action or proceeding based upon a claim that the use of the Products in accordance with this Agreement infringes a third party U.S. patent, trade secret or copyright, and Cerent shall pay all settlements entered into and damages awarded against Williams (including reasonable attorneys' fees) to the extent based on such action; provided, however, that Williams shall (a) provide Cerent with prompt
        --------  -------
written notice of any claim; (b) permit Cerent to assume and control the defense of any action; and (c) not enter into any settlement or compromise of any claim without Cerent's prior written consent. Cerent shall not be liable for any costs or expenses incurred by Williams in connection with any third party action or proceeding without Cerent's prior written authorization.

     If the Products (including the Software), or any part thereof, are, or in the opinion of Cerent may become, the subject of any claim, suit or proceeding for infringement of any third party United States patent or copyright, or if it is adjudicatively determined that the Products, or any part thereof, infringe any United States patent or copyright, or if the sale or use of the Products, or any part thereof, is, as a result, enjoined, then Cerent may, at its option and expense either: (i) procure for Williams the right under such patent or copyright to sell or use, as appropriate, the Products (including the Software) or such part thereof; or (ii) replace the Products (including the Software) or part thereof, with other suitable Products or parts; or (iii) suitably modify the Products (including the Software) or part thereof; or (iv) if none of the foregoing is reasonably available, accept return of the Products (including the Software) or applicable part thereof and refund the aggregate payments paid therefor by Williams as depreciated over a [*] period.

     13.2   Limitation.  Notwithstanding the provisions of Section 13.1 above,
            ----------
Cerent assumes no liability for any third party action or proceeding based upon a claim: (i) arising out of the combination, operation or use of the Products with hardware or software not furnished by Cerent to the extent such claim would not have arisen had such combination, operation or use not occurred; or (ii) for infringements involving the installation, modification or servicing of the Products, or any part thereof, unless such installation, modification or servicing was done by Cerent.

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

     13.3   Cross Indemnity for Resale of Products.  Williams agrees, at its own
            --------------------------------------
expense, to indemnify, defend and hold harmless Cerent, its parent, subsidiaries, officers, directors, employees, representatives and agents, against any third party action or proceeding based upon a claim arising out of the use of any Products resold by Williams more than five (5) years after Williams' purchase thereof (excluding any claim for which Cerent is obligated to indemnify Williams pursuant to Section 13.1), and Williams shall pay all settlements entered into and damages awarded against Cerent (including reasonable attorneys' fees) to the extent based on such action; provided,
                                                                --------
however, that Cerent shall (a) provide Williams with prompt written notice of
-------
any claim; (b) permit Williams to assume and control the defense of any action; and (c) not enter into any settlement or compromise of any claim without Williams' prior written consent.

14.0 LIMITATION OF LIABILITY
     -----------------------

     IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS INTERRUPTIONS, LOSS OF DATA ARISING OUT OF THE PERFORMANCE OR NON-PERFORMANCE HEREUNDER OR ANY USE OF OR FAILURE TO BE ABLE TO USE THE PRODUCTS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. EXCEPT FOR EACH PARTY'S OBLIGATIONS UNDER SECTIONS 13.0 AND 17.17, THE LIABILITY OF ANY PARTY FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER, WHETHER 1N CONTRACT, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL THEORY, IS LIMITED TO, AND WILL NOT EXCEED, THE AMOUNTS TO BE PAID BY WILLIAMS TO CERENT HEREUNDER.

15.0 EXPORT CONTROLS

     Williams agrees to fully comply with all applicable United States and EC or other countries regulations and laws in effect now and hereinafter, including compliance with all export controls on the distribution or dissemination of Products, technology, and information related to and/or exchanged under this Agreement, including but not limited to the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, the International Trade Administration, and the Bureau of Export Administration. Williams shall not export, directly or indirectly, any Products without first obtaining all required licenses and approvals from appropriate government agencies. Williams' failure to-comply strictly with this clause will constitute its material breach of this Agreement and if not cured within [*] days may result in immediate termination for cause. Cerent will provide Williams with required documents and reasonable assistance with respect to export compliance. In addition, Williams agrees to notify Cerent [*] days in advance of any proposed shipment of Products outside of the United States for any reason. Cerent may, in its sole discretion, prohibit such transfer of Products and technology outside of the United States by providing Williams with timely notice. Notwithstanding anything to the contrary contained herein, Williams agrees that unless prior authorization is obtained from the Office of Export

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

Licensing, the parties shall not export, reexport, or transship, directly or indirectly, to country groups Q, S, W, Y or Z (as defined in the Export Administration Regulations), or Afghanistan or the People's Republic of China (excluding Taiwan), the Products or any of the technical data disclosed hereunder or the direct product of such technical data.

16.0 COMPLIANCE WITH LAWS
     --------------------

      16.1  Foreign Corrupt Practices Act.  In conformity with the United
            -----------------------------
States Foreign Corrupt Practices Act and with Cerent's established corporate policies regarding foreign business practices, Williams and its employees and agents shall not directly or indirectly make an offer, payment, promise to pay, or authorize payment, or offer a gift, promise to give, or authorize the giving of anything of value for the purpose of influencing an act or decision of an official of any foreign, state or federal government (including a decision not to act) or inducing such a person to use his influence to affect any such governmental act or decision in order to assist Cerent in obtaining, retaining or directing any such business.

     16.2   Compliance with Applicable Laws.  Each party shall comply with all
            -------------------------------
laws and regulations applicable to each party with respect to the Products.

17.0 GENERAL PROVISIONS
     ------------------

     17.1   Independent Contractors.  The relationship of Cerent and Williams
            -----------------------
established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to: (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow either party to create or assume any obligation on behalf of the other for any purpose whatsoever.

     17.2   Amendments and Waivers.  Any term of this Agreement may be amended
            ----------------------
or waived with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section
17.2 shall be binding upon the parties and their respective successors and assigns.

     17.3   Entire Agreement.  This Agreement, and all addenda and exhibits
            ----------------
hereto, all of which are incorporated by this reference, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by both parties.

     17.4   Governing Law and Jurisdiction.  This Agreement shall be governed by
            ------------------------------
and construed under the laws of the State of New York, without reference to its choice of law provisions.

     17.5   Notices.  Any notice required or permitted by this Agreement shall
            -------
be in writing and shall be either (i) personally delivered, (ii) sent by telecopy followed with written confirmation sent by mail, or (iii) sent by prepaid registered or certified U.S. mail, return receipt requested, addressed to the other party at the address shown at the beginning of this Agreement or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given upon delivery.

     17.6   Force Majeure.  Each party shall be excused from performance and
            -------------
shall not be liable for delay in performance under this Agreement, or any Purchase Order(s), attributable in whole or in part to any cause beyond its reasonable control, including but not limited to Acts of God, government actions, war, civil disturbance, insurrection, sabotage, labor shortages or disputes, failure or delay in delivery by Cerent's suppliers or subcontractors, transportation difficulties, shortage of energy, raw materials or equipment. In the event of any such delay the date of delivery shall, at the request of Cerent, be deferred for a period equal to the time lost by reason of the delay. In the event that any force majeure event continues for more than sixty (60) days, the party not affected by the force majeure event shall be entitled to terminate this Agreement or any affected Purchase Order(s). The Product volumes in any Purchase Order terminated by Williams pursuant to this Section 17.6 shall count towards Williams' minimum purchase commitment in Section 2.1.

     17.7   Nonassignability and Binding Effect.  This Agreement may not be
            -----------------------------------
assigned by either party, by operation of law or otherwise, without the express prior written consent of the other party (which consent shall not be unreasonably withheld), except that no such consent shall be required in connection with any merger, consolidation, or to an acquiror of all or substantially all of such party's business. This Agreement shall be binding upon, and inure to the benefit of, the permitted successors and assigns of each party. Any purported assignment in violation of this Section shall be null and void.

     17.8   Legal Expenses.  The prevailing party in any legal action brought by
            --------------
one party against the other and arising out of this Agreement shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including court costs and reasonable attorneys' fees.

     17.9   Dollars.  All references to "dollars", "U.S. $" or "$" shall mean
            -------
United States dollars.

     17.10  Language.  This Agreement is in the English Language only, which
            --------
language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties. All correspondence, notices, orders, claims, suits and other communication between the parties shall be written or conducted in English.

     17.11  Section Headings.  The section headings contained in this Agreement
            ----------------
are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17.12  Counterparts.  This Agreement may be executed in two or more
            ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     17.13  Severability.  If any term or provision of the Agreement shall be
            ------------
found to be illegal or unenforceable therein, this Agreement shall remain in full force and effect and such term or provision shall be deemed stricken and the parties will endeavor to substitute similar language that is as consistent as possible with the original intent.

     17.14  Year 2000 Warranty. Cerent warrants that the Products will be "Year
            ------------------
            2000 Compliant" (defined below). This warranty is perpetual and shall survive the expiration of any other warranty period or the termination of this Agreement. For purposes of this Agreement, the following definitions shall apply:

            "Date Data" means any data, formula, algorithm, process, input or output which includes, calculates or represents a date, a reference to a date or a representative of a date;

            "Year 2000 Compliant" means:

            1. the functions, calculations, and other computing processes of the Product (collectively, "Processes") perform in a consistent manner regardless of the date in time on which the Processes are actually performed and regardless of the Date Data input to the Product, whether before, on, during or after January 1, 2000 and whether or not the Date Data is affected by leap years;
            2. the Product accepts, calculates, compares, sorts, extracts, sequences, and otherwise processes Date Data, and returns and displays Date Data, in a consistent manner regardless of the dates used in Date Data, whether before, on, during or after January 1, 2000;
            3. the Product will function without interruptions caused by the date in time on which the Processes are actually performed or by the Date Data input to the Product, whether before, on, during or after January 1, 2000;
            4. the Product accepts and responds to two-digit year-date input in a manner that resolves any ambiguities as to the century in a defined and predetermined manner, and
            5. the Product stores and displays Date Data in ways that are unambiguous as to the determination of the century.
            6. no Date Data will cause the Product to perform an abnormally ending routine or function within the Processes or generate incorrect value or invalid results.

     Upon Williams' written request, Cerent agrees to participate in reasonable tests of the Product at no charge to determine Year 2000 Compliance. Cerent shall notify Williams immediately of the results of any test or any claim or other information that indicates the Product is not Year 2000 Compliant.

     To the extent that it is determined by Cerent or Williams, in its reasonable discretion, that the Product is not Year 2000 compliant, Cerent agrees to use its best efforts to immediately formulate and implement a written plan of action to modify the Product such that it is Year 2000 compliant. As part of any such plan, Cerent shall, at its expense, commit the resources necessary to correct any nonperformance, error or defect in a timely manner commensurate with the nature of harm caused by nonperformance, error or defect, and shall deliver the correction to Williams promptly.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

     17.15   Audit. During the Term and for a period of [*] thereafter, Cerent
             -----
agrees to keep such books and records (which books and records shall be maintained on a consistent basis and substantially in accordance with generally accepted accounting principles) as necessary to comply with Section 9.4. Williams shall be entitled, no more than once per year during the Term, upon not less than [*] prior notice to Cerent and only during Cerent's normal business hours, to have a certified public accountant from a Big Four accounting firm audit such books and records to determine compliance with Section 9.4. The auditor shall execute a confidentiality agreement in a form acceptable to Cerent and shall not disclose any confidential information to Williams or any third party except to the extent necessary to confirm Cerent's compliance with Section
9.4. All costs of such audit shall be borne by Williams.

     17.16   Insurance.  Cerent will carry or cause to be carried and maintained
             ---------
in force throughout the entire term of this Agreement insurance coverages as described in paragraphs (A) through (C) below. The limits set forth below are minimum limits and will not be construed to limit Cerent's liability. All costs and deductible amounts will be for the sole account of Cerent.

(A) Worker's Compensation insurance complying with the laws of the State or States having jurisdiction over each employee, whether or not Cerent 'is required by such laws to maintain such insurance, and Employer's Liability with limits of [*] each accident, [*] disease each employee, and [*] disease policy limit. If work is to be performed in Nevada, North Dakota, Ohio, Washington, Wyoming or West Virginia, Cerent will participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

(B) Commercial or Comprehensive General Liability insurance on an occurrence form with a combined single limit of [*] each occurrence, and annual aggregates of [*] for bodily injury and property damage, including coverage for blanket contractual liability, broad form property damage, personal injury liability, independent contractors, products/completed operations, and when applicable the explosion, collapse and underground exclusion will be deleted.

(C) Automobile Liability insurance with a combined single limit of [*] each occurrence for bodily injury and property damage to include coverage for all owned, non-owned, and hired vehicles.

Under the policies described in (B) and (C) above, Williams will be named as additional insurers as respects Cerent's operations and as respects any work performed under this contract. Any costs associated with naming Williams as an additional insure shall be borne by Williams.

The policies described in (B) and (C) above will include the following "other insurance" amendment: "This insurance is primary insurance with respect to Williams and any other insurance maintained by Williams is excess and not contributory with this insurance."

Non-renewal or cancellation of policies described above will be effective only after written notice is received by Williams from the insurance company [*] in advance of any such non-

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

renewal or cancellation. Prior to commencing the work hereunder, Cerent will deliver to Williams certificates of insurance on an Accord 25 or 25S form evidencing the existence of the insurance coverage required above.

In the event of a loss or claim by Williams arising out of or in connection with this contract, Cerent agrees, upon request of Williams, to submit a copy of its insurance policies for inspection by Williams.

Except for Williams' obligations under Section 17.17, Williams will not insure nor be responsible for any loss or damage (including loss of use thereof), regardless of cause, to any property owned, leased or borrowed by Cerent (or its employees, servants or agents) on any Williams' facility.

     17.17   Negligence Indemnity.  Each party will defend, indemnify, and hold
             --------------------
the other harmless, from and against any and all claims, demands, losses, damages, orders, judgments, or decrees (collectively the "Loss") for personal injury including death and/or property damage to the extent the Loss is caused by the negligence or willful misconduct of the indemnitor; provided, however,
                                                           --------  -------
that the indemnitee (a) provide the indemnitor with prompt written notice of any claim; (b) permit the indemnitor to assume and control the defense of any action; and (c) not enter into any settlement or compromise of any claim without the indemnitee's prior written consent.

     17.18 Cerent agrees that it will not use any funds received under this Agreement for illegal or otherwise improper purposes. An improper purpose would include, for example, payment of commissions, fees or rebates to an employee of Williams and/or favoring such employee with gifts of entertainment of significant cost or value. Cerent will provide reasonable cooperation to Williams to assist Williams in determining compliance with this Section 17.18.

     17.19   Joint Marketing Activities.  Cerent and Williams agree to
             --------------------------
participate jointly in public announcements and marketing concerning Williams' next generation architecture and Cerent's 454 Product offerings. Such announcements and publicity may include joint press releases, joint promotional activities (including press interviews, co-presenting at industry conferences and co-authoring of technical papers), and use of each Party's corporate logo on collateral materials (including web pages, white papers and presentation material). Cerent and Williams will each contribute an amount not to exceed [*] of Williams' purchases of Products under this Agreement for joint marketing activities. All such joint marketing activities will be subject to mutual agreement in writing, and each party will present the other with proposals for such joint marketing activities (including cost estimates) prior to making any commitments to third parties. Upon approval by a party of the other's joint marketing proposal, the originating party shall invoice the other party for its share of the expenses of such proposal (payable net 30 days). Notwithstanding the foregoing, neither Party will make a public announcement or issue joint marketing material or press releases concerning such matters without having made available to the other Party for review and comment the proposed text of such announcement, press release or material, with approval not to be unreasonably withheld or delayed.

                           [Signature Page Follows]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by duly authorized officers or representatives as of the date first above written.

WILLIAMS COMMUNICATIONS, INC.,                   CERENT CORPORATION,
a Delaware corporation                           a Delaware corporation

By /s/ [Signature Illegible]^^                   By /s/ Terence P. Brown
  --------------------------------                 -----------------------------
Title   Vice President Engineering               Title   Vice President
     -----------------------------                    --------------------------
        and Construction
     ----------------------------

                                             [CONFIDENTIAL TREATMENT REQEUSTED]

                                   EXHIBIT A

                                  PRICE LIST
                                  ----------

Williams Price List for Cerent Equipment
     March 19,
          1999

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                   EXHIBIT B

                                    WARRANT
                                    -------

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                               CERENT CORPORATION

                          Void after December 31, 2004


     This Warrant is issued to Williams Communications, Inc., d/b/a Williams Networks ("Holder"), by Cerent Corporation, a Delaware corporation (the "Company"), as of April 23, 1999 (the "Warrant Issue Date"). This Warrant is issued in connection with the Purchase Agreement of even date herewith between the parties hereto (the "Purchase Agreement") for a purchase price of $10.00 plus the obligations of Holder as set forth in the Purchase Agreement.

     1.   Payment Received of Shares. Subject to the terms and conditions
          --------------------------
hereinafter set forth and the particular terms of the Purchase Agreement referenced herein, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to that aggregate number of fully paid and nonassessable shares of Common Stock of the Company as indicated below:

(a) 25,000 shares of Common Stock for a minimum of [*] in Purchases (as defined below) in 1999;

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

          (b) 50,000 shares of Common Stock for a minimum of [*] in Purchases (as defined below) in 1999;

          (c) 75,000 shares of Common Stock for a minimum of [*] in Purchases (as defined below) in 1999;

          (d) 100,000 shares of Common Stock for a minimum of [*] in Purchases (as defined below) in 1999;

          (e) 125,000 shares of Common Stock for a minimum of [*] in Purchases (as defined below) in 1999;

          (f) 150,000 shares of Common Stock for a minimum of [*] in Purchases (as defined below) in 1999;

          (g) 175,000 shares of Common Stock for a minimum of [*] in Purchases (as defined below) in 1999; or

          (h) 200,000 shares of Common Stock for a minimum of [*] in Purchases (as defined below) in 1999.

The number of shares of Common Stock issuable to Holder pursuant to this Section 1 (the "Shares") shall be based upon the total dollar amount of: (i) Products shipped to Williams during calendar year 1999 (net of any applicable discounts or returns); and (ii) Products ordered by Williams on or before December 1, 1999 that Cerent is unable to fulfill, provided such unfulfilled orders are within the Product volumes set forth in Williams' rolling [*] forecast provided to Cerent at the beginning of the fourth quarter 1999 (pursuant to Section 8.1 of the Purchase Agreement). Such product shipments and orders described in subparts
(i)and (ii) shall be referred to herein as the "Purchases". The Shares shall be subject to adjustment pursuant to Section 8 hereof and upon determination of the number of Shares, shall thereafter become exercisable in accordance with Section 3 of this Agreement.

     2.  Exercise Price. The purchase price for the Shares shall be $6.50 per
         --------------
Share. Such purchase price shall be subject to adjustment pursuant to Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

     3.  Exercise Periods. Subject to Section 1 of this Agreement, this Warrant
         ----------------
shall be exercisable between the date that it becomes exercisable hereunder and 5:00 p.m. (Central Standard Time) on December 31, 2004.

     4.  Method of Exercise. So long as this Warrant remains outstanding and
         ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, and from time to time in as many separate transactions as Holder may determine in its sole discretion, the purchase rights evidenced hereby. Such exercise shall be effected by:

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

(a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto to the Secretary of the Company at its principal offices; and

(b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     5.   Net Exercise. In lieu of exercising this Warrant pursuant to Section
          ------------
4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

                      Y(A - B)
                      -------
                  X=     A

     Where:  X =  The number of shares of Common Stock to be issued to the
                  Holder pursuant to this net exercise;

             Y = The number of Shares in respect of which the net issue election is made;

             A = The fair market value (defined below) of one share of the Common Stock at the time the Holder delivers its notice of net issue election;

             B = The Exercise Price (as adjusted to the date of delivery of the Holder's notice of net issuance election).

For purposes of this Section 5, the "fair market value" of one share of Common Stock as of a particular date shall be determined upon agreement by parties but if they cannot so agree than by an independent appraiser to be mutually agreed upon by the parties, except that in the event that the Common Stock is traded on a nationally recognized exchange, the fair market value shall be the closing price on the date of delivery to the Company of the Holder's notice of net issue election. As long as this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, and from time to time in as many separate transactions as Holder may determine in its sole discretion, the net exercise rights evidenced hereby.

     6.   Certificates for Shares. Upon the exercise of the purchase rights
          -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued to the Holder as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty
(30) days of the delivery of the Holder's subscription notice. Upon

Holder's surrender of this Warrant to the Company pursuant to Holder's exercise of any purchase rights or net exercise rights under this Warrant, the Company shall reissue this Warrant to the Holder to evidence any remaining rights which Holder may have under this Warrant.

     7.  Issuance of Shares. The Company covenants that the Shares, when issued
         ------------------
pursuant to the exercise of this Warrant, will be duly authorized and validly issued, fully paid and nonassessable and free from all taxes (other than Holder's income taxes), liens, encumbrances and charges.

     8.  Adjustment of Exercise Price and Number of Shares. The number of and
         -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a) Subdivisions, Combinations and Other Issuances. If the Company
             ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

         (b) Reclassification, Reorganization, Consolidation, Merger and Sale
             ----------------------------------------------------------------
of Assets. In case of any reclassification of the capital stock of the Company,
---------
capital reorganization (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), consolidation, merger with or into another corporation (other than a consolidation or merger which the Company is the surviving entity) or sale of all or substantially all of the Company's assets ("Merger Event"), then, as part of such Merger Event, lawful provision shall be made, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such Merger Event as were purchasable by the Holder immediately prior to such Merger Event. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

         (c) Notice of Adjustment. When any adjustment is required to be made
             --------------------
in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of

Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

     9.  Representations and Warranties of the Holder.

         (a)  Investment Intent. Holder hereby warrants and represents that it
              -----------------
is acquiring this Warrant and any Shares which may be issued upon exercise of this Warrant which are not registered under the Securities Act of 1933 (the "Act") or for which an exemption from registration does not apply, for Holder's own account and not with a view to their resale or distribution.

         (b)  Exempt from Registration. Holder acknowledges that this Warrant
              ------------------------
has not been registered under the Act.

         (c)  Investment Experience. In connection with the investment
              ---------------------
representations made herein Holder represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment, and has been furnished with and has had access to such information as it has requested and deemed appropriate to its investment decision.

         (d)  Restricted Securities. Holder hereby confirms that it has been
              ---------------------
informed that this Warrant, and the Shares issued upon exercise of this Warrant, are restricted securities under the Act and may not be resold or transferred unless the securities to be resold are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Holder hereby acknowledges that it is prepared to hold this Warrant, and the Shares issued upon exercise of this Warrant, for an indefinite period and that Holder is aware that Rule 144 of the SEC issued under the Act is not presently available to exempt the issuance of this Warrant from the registration requirements of the Act.

         (e) Disposition of Shares. Holder hereby agrees that it shall make no
             ---------------------
disposition of this Warrant, or the Shares issued upon exercise of this Warrant. to any parent, affiliate or subsidiary of Holder, or to a purchaser of all or substantially all of Holder's assets, unless and until:

             (i) Holder shall have complied with all requirements of this Warrant applicable to the disposition; and

             (ii) Holder shall have provided the Company with satisfactory written assurances, that (1) the proposed disposition does not require registration under the Act, or (2) all appropriate action necessary for compliance with the registration requirements of the Act or of any exemption from registration available under the Act (including Rule 144) has been taken.

         (f)   Restrictive Legends. Holder hereby confirms that the Company has
               -------------------
informed the Holder that the Company, in order to reflect the restrictions on disposition of the Shares issued upon exercise of this Warrant, the Company shall endorse the stock certificates for the Shares with the following restrictive legend:

     The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act. (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer .

     10.  Representations and Warranties of the Company. The Company hereby
          ---------------------------------------------
represents and warrants to the Holder as follows:

          (a) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant. and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens, pledges and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company further represents and warrants that there are no voting trusts, stockholder agreements, proxies or other agreements in effect which relate to voting or transfer of the Shares. The Shares are not and will not be. during the term of this Warrant, subject to any preemptive rights or any rights of first refusal that have not been properly waived or complied with.

(b) The Company will reserve for issuance pursuant to this Warrant a sufficient number of shares of the Common Stock of the Company, and the Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued shares of Common Stock of the Company such number of shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

          (c)  Exemption from Registration.  Assuming the accuracy of the
               ---------------------------
representations and warranties of the Holder contained herein, the Company represents and warrants that the offer, sale and issuance of this Warrant to Holder, and the issuance of the Shares to Holder under this Warrant, are exempt from registration of the Act pursuant to Section 4(2) of the Act or Rule 506 promulgated by the SEC under the Act. The Company shall seek and obtain all necessary permits, authorizations, orders of exemption and other documents as may be necessary or appropriate to ensure and to evidence such exemption under applicable state and federal laws.

          (d)  Organization, Good Standing and Qualification. The Company is a
               ---------------------------------------------
corporation duly organized and validly existing under the laws of the State of Delaware. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in the aggregate in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions, in the aggregate, in which failure to do so would not have a material adverse effect on the Company or its business.

          (e)   Capitalization.  The authorized capital stock of the Company,
                --------------
immediately prior to the Closing, consists of 50,000,000 authorized shares of Common Stock. 9,677,917 shares of which are issued and outstanding and 585.000 of which are reserved for issuance under outstanding stock options and warrants other than this Warrant. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and Federal laws concerning the issuance of securities.

          (f)   Authorization: Binding Obligations.  All corporate action on
                ----------------------------------
the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Warrant, and the sale and issuance of the Shares pursuant hereto, and for the performance of the Company's obligations hereunder has been taken. This Warrant, when executed and delivered, is a valid and binding obligation of the Company, enforceable in accordance with its terms.

          (g)   Registration Rights.  Except for the registration rights granted
                -------------------
under the Company's Investors' Rights Agreement, which shall be executed by Holder on even date herewith, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. No obligation, covenant or representation under this Agreement is intended to conflict with any obligation, covenant or representation under the Investors' Rights Agreement, and in the event of any such conflict, the Investors' Rights Agreement shall control.

          (h)   Compliance with Other Instruments.  The Company is not in
                ---------------------------------
violation or default of any term of its Certificate of Incorporation or Bylaws or in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it or its property is bound or, to the best of its knowledge, of any federal, state or local judgment, order, writ, decree, statute, rule or regulation applicable to the Company where such violation or default would, or could reasonably be expected to, materially and adversely affect the Company. The execution, delivery, and performance of and compliance with this Warrant, and the issuance and sale of the Shares pursuant hereto, will not result in any such violation, result in a conflict with or constitute either a default under any such provision or an event that results in the creation of any lien, charge, or encumbrance of more than $100,000 upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

          (i)   Litigation.  There is no action, suit, proceeding or
                ----------
investigation pending or currently threatened against the Company which (i) questions the validity of this Warrant, or the right of the Company to enter into it, or (ii) to consummate the transactions contemplated hereby. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          (j)   Tax Returns and Payments.  The Company has filed all tax returns
                ------------------------
(federal state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company have been paid or will be paid prior to the time they become delinquent, except where the failure thereof would not have a material and adverse effect on the financial condition, operations or prospects of the Company. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a collapsible corporation or a Subchapter S corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or on any of its properties or material assets.

          (k)   Compliance with Laws.  The Company has complied in all material
                --------------------
respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business and ownership of its properties. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Warrant, and the issuance of the Shares, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, except such as will be filed in a timely manner.

          (1)   Disclosure.  This Warrant (including the schedules and exhibits
                ----------
hereto), and any other documents, certificates, instruments or other written materials or information furnished to Holder by or on behalf of the Company in connection with the transactions contemplated by this Warrant do not contain any untrue statement of a material fact or omit to state a material fact necessary, in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading. There is no fact known to the Company which is materially adverse to the business operations or financial performance of Company which has not been furnished to Holder or set forth or reflected in this Warrant, or the other documents, certificates, and instruments referred to herein and delivered to Holder by or on behalf of the Company in connection with the transactions contemplated by this Warrant.

          (m)   Compliance: Governmental  Authorizations and Regulations. The
                --------------------------------------------------------
Company is in compliance with each applicable law of a governmental entity and has all material licenses, franchises, permits, certificates and other authorizations from all federal, state, municipal and other governmental authorities having jurisdiction over its business. All such licenses, franchises, permits, certificates and other governmental authorizations held by the Company, in respect of its business are valid and sufficient to permit the Company to conduct its operations as currently used or conducted except where the failure to have such licenses, franchises, permits, certificates or other governmental authorizations would not have a material adverse effect, and there are no violations of any such licenses, franchises, permits, certificates and other governmental authorizations, nor are there any proceedings, to the knowledge of the

Company, pending or threatened against the Company to revoke or limit any such license, franchise, permit, certificate or other governmental authorization.

     11.   No Fractional Shares or Scrip No fractional shares or scrip
           -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor to the Holder on the basis of the Exercise Price then in effect.

     12.   No Stockholder Rights.
           ---------------------

(a) Notwithstanding anything in this Agreement or the Investors' Rights Agreement. prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or the Company. However, nothing in this Section 12 shall limit the right of the Holder to be provided the Notices required under this Warrant.

(b) If at any time a Change of Control (as defined below) is submitted for approval to the stockholders of the Company and the Holder is at such time a record holder of Shares, the Holder shall vote all such Shares then held by the Holder in favor of such Change of Control if the holders of at least a majority of the outstanding shares of Common Stock and Preferred Stock ( excluding the Shares) vote in favor of such Change of Control. For purpose of the foregoing, a "Change of Control" shall mean the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, in which at least 50% of the voting power of the Company is transferred.

     13.   Transfers of Warrant.  This Warrant and all rights hereunder are not
           --------------------
transferable, except to successors or assigns of Holder, which successors or assigns shall be acceptable to the Company, and such transfer shall be subject to compliance with applicable federal and state securities laws. In the event of the Company's acceptance, the transfer of the Warrant shall be recorded on the books-of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. This Warrant may not be transferred in parts.

     14.   Successors and Assigns. The terms and provisions of this Warrant
           ----------------------
shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     15.   Amendments and Waivers. Any term of this Warrant may be amended and
           ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section 15 shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company.

     16.  Notices.  All notices required under this Warrant shall be given or
          -------
made for all purposes (i) by personal delivery, (ii) by facsimile, provided that sender obtains a confirmation receipt that the communication was successfully sent to the applicable facsimile number; (iii) by professional overnight courier service, or (iv) by registered or certified mail, all postage prepaid. All such notices shall be effective upon delivery. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

     17.  Captions.  The section and subsection headings of this Warrant are
          --------
inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

     18.  Governing Law.  This Warrant shall be governed by the laws of the
          -------------
State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

     19.  Entire Agreement.  This Warrant, together with the Investors' Rights
          ----------------
Agreement and other documents delivered pursuant hereto, and the specific references herein to the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Nothing in this Warrant, whether expressed or implied, is intended to convey upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant except as expressly provided herein.

     20.  Severability.  In case any provision of this Warrant shall be invalid,
          ------------
illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     21.  Delays and Omissions.  It is agreed that no delay or omission to
          --------------------
exercise any right, power or remedy accruing to either party shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any breach, default, noncompliance, nor any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

     22.  Counterparts.  This Warrant may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF the Company has caused this Warrant to be executed by an officer thereunto duly authorized.

                                        CERENT CORPORATION

                                        By: /s/ Terence P. Brown
                                            --------------------

                              NOTICE OF EXERCISE
                              ------------------

To: Cerent Corporation

          The undersigned hereby elects to [check applicable subsection]:

_______   (a)  Purchase _____________ shares of Common Stock of Cerent
               Corporation pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice:

          OR

_______   (b)  Exercise the attached Warrant for [all of the shares] [______ of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of such Warrant.

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.


                                   WARRANT HOLDER:

                                   _____________________________________


                                   By:__________________________________
                                      [NAME]

                         Address:  _____________________________________
                                   _____________________________________

Date:_____________________

Name in which shares should be registered:

_________________________________________

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                   EXHIBIT C

                               TECHNICAL SUPPORT
                               -----------------

                               [LOGO OF CERENT]


Technical Support Policy

Toll Free I-877-3CERENT

Cerent is committed to providing our customers with the best customer care in the industry. In keeping with this philosophy, Cerent has established a 24-hour, 7 day per week Technical Assistance Center (TAC). Cerent's TAC is staffed with qualified technicians to aid in your service needs.

TAC was instituted to deliver instant support to our customers regardless of the situation. Customers within their warranty periods and those with extended warranties receive 24 hour, 7 day per week technical assistance at no charge. There is a [*] charge for customers who have exceeded their warranty period.

Cerent uses an advanced database and tracking system to record customer contact information and any technical information related to the inquiry. This database aids Cerent in monitoring potential problem systems, identify customers with repeat problems and ensure proactive resolution of customer faults. In this way, Cerent is able to use this statistical data to track failure types in the field and take corrective action to improve the reliability and functionality of the Cerent 454.

All calls to the TAC will receive immediate and direct attention. When a call is received, the attendant will determine the severity and type of problem. The customer call is assigned and managed by a technical support engineer for attention and resolution.

Cerent is committed to the following procedures:

During normal business hours, 8:00 am to 7:00pm Central Standard Time, a qualified technician will be available for immediate contact on urgent problems. Outside of normal business hours, an attendant will ensure a qualified technician responds to the customer call within 1 hour.

For technical problems that are not of an urgent nature, a qualified technician will respond to the customer call within [*] during normal business hours and within the first hour of the next business day for customer calls outside of normal business hours.

If a severe problem goes unresolved for an [*] period, it is Cerent's policy to have a qualified technician on-site within [*] to help resolve the situation.

Cerent also provides on-site field support at the rate of [*], plus travel and living.

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                   EXHIBIT D

                               REPAIR AND RETURN
                               -----------------

                               [LOGO OF CERENT]



Repair and Return Policy

Cerent Corporation offers a repair and return policy to ensure prompt, efficient service for damaged or malfunctioning equipment. All failed equipment processed through Cerent's repair facility is repaired and upgraded, if required, to the most current version possible. Equipment purchased from Cerent is covered under various warranty plans. Check with the service administrator to determine the type and duration of the warranty plan for a specific system.

Equipment failures must be reported to the Technical Assistance Center (TAC)in Petaluma, CA. TAC can be contacted during normal working hours, 8:00 AM to 7:00 PM Central Standard Time. The phone number is:

Toll Free 1-877-3CERENT

In the event of an emergency failure, Buyer is to call the Cerent 24-hour Technical Assistance Center (TAC) at 1-877-3CERENT. The technician will assign a Return Maintenance Authorization (RMA) number to each failed piece of equipment. The RMA number is a unique number and should be recorded. The RMA number can be used when communicating with Cerent order administration and repair personnel to determine repair status and return schedules. When preparing a RMA, please have the following information available: Purchase Order number, Serial number of the card, Equipment ID (e.g. OC-12 IR, DS3-12, etc.), reason for return and return to address.

Customer is to return failed cards to:

   Cerent Corporation
   1450 North McDowell Boulevard
   Petaluma, CA 94954
   Attn: Repair Service Department
   RMA No. __________

There is no charge for repair and return for equipment under warranty or covered by extended warranty agreements with normal turn around. Failed equipment will be repaired and returned with shipment from Cerent to the customer within [*] of receipt. There is a [*] for returned equipment deemed to be without trouble.

Cerent offers two additional levels of repair and return service as follows:

Emergency priority: A replacement unit will be shipped and be on-site within 24
------------------
hours of receipt of the failure notice. This service is subject to a [*] per unit. Failed equipment must be returned within [*] or the customer will be invoiced at [*] of the current list price.

Customer Requested Priority: Failed equipment will be repaired and returned
---------------------------
within three business days of receipt of the failed equipment. This service is subject to a [*]. Failed equipment must be returned within [*] or the customer will be invoiced at [*] of the current list price.

Out of Warranty Coverage: Customers that request out of warranty repair and
------------------------
return will pay [*] of the purchase price of a new part plus emergency or customer requested priority charges as described above to have the equipment repaired and returned. Repaired equipment has a [*] warranty.

Contact Cerent Order Administration department for a list of repair and return costs.

To facilitate the repair and return process, Cerent's support engineer may request that written information accompany the equipment shipped to the Cerent Repair Service Department. All charges for shipping to Cerent's facility will be the responsibility of the customer. Cerent is responsible for shipping costs when returning boards.

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                   Exhibit E

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                   Exhibit F

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                                              [LOGO OF WILLIAMS]

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

1 OVERVIEW

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

    AMENDMENT TO PURCHASE AGREEMENT BETWEEN CERENT CORPORATION AND WILLIAMS
    -----------------------------------------------------------------------
                             COMMUNICATIONS, INC.
                             --------------------

     This Amendment to Purchase Agreement between Cerent Corporation, a Delaware corporation ("Cerent") and Williams Communications, Inc. ("Williams") (the
              ------                                       --------
"Amendment") is made as of the 28th day of April, 1999 between Cerent and
 ---------
Williams.

                                   RECITALS
                                   --------

     On April 23, 1999, Cerent and Williams entered into a Purchase Agreement (the "Purchase Agreement") whereby Cerent agreed to issue warrants for the
      ------------------
purchase of common stock of Cerent (the "Warrants") in connection with products
                                         --------
shipped to Williams during the calendar year 1999.

     The parties wish to amend the Purchase Agreement, effective as of the date set forth above, so as to set the number of shares of common stock of Cerent issuable to Williams by Cerent under the Purchase Agreement and Warrant at 100,000, effective and issuable as of the date set forth above.

     Section 17.2 of the Purchase Agreement allows the parties to amend the Purchase Agreement with the written consent of the parties.

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1.   WARRANT:  Section 3.0 of the Purchase Agreement is hereby amended and
          -------
restated to read in its entirety as follows:

          "3.0.  WARRANT.  In connection with the commercial obligations set
                 -------
forth in this Agreement, Cerent shall grant Williams, for a purchase price of $10.00, a warrant for the purchase of 100,000 shares of common stock of Cerent, exercisable at $6.50 per share until December 31, 2004 (the "Warrant"). The number of shares of common stock of Cerent exercisable by Williams pursuant to the Warrant, and the purchase price for such shares, shall be subject to adjustment in accordance with the terms therein. The terms and conditions of the Warrant shall be those set forth in the Warrant, a copy of which is attached hereto as Exhibit B."

     2.   EXHIBIT B:  Exhibit B of the Purchase Agreement is hereby amended and
          ---------
restated to read in its entirety as attached to this Amendment.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by duly authorized officers or representatives as of the date first above written.

WILLIAMS COMMUNICATIONS, INC.,          CERENT CORPORATION,
a Delaware corporation                  a Delaware corporation

By /s/ WILLIAMS COMMUNICATIONS, INC.    By /s/ CERENT CORPORATION
   ---------------------------------       -------------------------------

Title_______________________________    Title ____________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.
_______________________________________________________________________________

Warrant No. CW-2                                       Number of Shares: 100,000
Date of Issuance: April 28, 1999                       (subject to adjustment)


                       WARRANT TO PURCHASE COMMON STOCK
                                      Of
                              CERENT CORPORATION

                         Void after December 31, 2004

     This Warrant is issued to Williams Communications, Inc., d/b/a Williams Networks ("Holder"), by Cerent Corporation, a Delaware corporation (the "Company"), as of April 28, 1999 (the "Warrant Issue Date"). This Warrant is issued pursuant to a Purchase Agreement dated April 23 between the Company and Holder (the "Purchase Agreement") and an Amendment to Purchase Agreement dated April 28th, 1999 between the Company and Holder (the "Amendment"), and is subject to the terms of the Purchase Agreement and the Amendment. This Warrant is issued for a purchase price of $10.00 plus the obligations of Holder as set forth in the Purchase Agreement. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.

     1.   Exercise Price.  The purchase price for the Shares shall be $6.50 per
          --------------
Share. Such purchase price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

     2.   Exercise Periods.  This Warrant shall be exercisable between the date
          ----------------
of Issuance and 5:00 p.m. (Central Standard Time) on December 31, 2004.

     3.   Method of Exercise.  So long as this Warrant remains outstanding and
          ------------------
exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, and from time to time in as many separate transactions as Holder may determine in its sole discretion, the purchase rights evidenced hereby. Such exercise shall be effected by:

          (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto to the Secretary of the Company at its principal offices; and

          (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

     4.   Net Exercise.  In lieu of exercising this Warrant pursuant to Section
          ------------
3, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

                         Y (A - B)
                         ---------
                    X =      A

     Where:    X =  The number of shares of Common Stock to be issued to the
                    Holder pursuant to this net exercise;

               Y = The number of Shares in respect of which the net issue election is made;

               A = The fair market value (defined below) of one share of the Common Stock at the time the Holder delivers its notice of net issue election;

               B = The Exercise Price (as adjusted to the date of delivery of the Holder's notice of net issuance election).

For purposes of this Section 4, the "fair market value" of one share of Common Stock as of a particular date shall be determined upon agreement by parties but if they cannot so agree than by an independent appraiser to be mutually agreed upon by the parties, except that in the event that the Common Stock is traded on a nationally recognized exchange, the fair market value shall be the closing price on the date of delivery to the Company of the Holder's notice of net issue election. As long as this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, and from time to time in as many separate transactions as Holder may determine in its sole discretion, the net exercise rights evidenced hereby.

     5.   Certificates for Shares.  Upon the exercise of the purchase rights
          -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued to the Holder as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty
(30) days of the delivery of the Holder's subscription notice. Upon Holder's surrender of this Warrant to the Company pursuant to Holder's exercise of any purchase rights or net exercise rights under this Warrant, the Company shall reissue this Warrant to the Holder to evidence any remaining rights which Holder may have under this Warrant.

     6.   Issuance of Shares. The Company covenants that the Shares, when issued
          ------------------
pursuant to the exercise of this Warrant, will be duly authorized and validly issued, fully paid and nonassessable and free from all taxes (other than Holder's income taxes), liens, encumbrances and charges.

     7.   Adjustment of Exercise Price and Number of Shares.  The number of and
          -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

          (a)  Subdivisions, Combinations and Other Issuances.  If the Company
               ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b)  Reclassification, Reorganization and Consolidation. In case of
               --------------------------------------------------
any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

          (c)  Notice of Adjustment.  When any adjustment is required to be made
               --------------------
in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

     8.   Representations and Warranties of the Holder.

          (a)  Investment Intent.  Holder hereby warrants and represents that it
               -----------------
is acquiring this Warrant and any Shares which may be issued upon exercise of this Warrant which are not registered under the Securities Act of 1933 (the "Act") or for which an exemption from registration does not apply, for Holder's own account and not with a view to their resale or distribution.

          (b)  Exempt from Registration.  Holder acknowledges that this Warrant
               ------------------------
has not been registered under the Act.

          (c)  Investment Experience.  In connection with the investment
               ---------------------
representations made herein Holder represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment, and has been furnished with and has had access to such information as it has requested and deemed appropriate to its investment decision.

          (d)  Restricted Securities.  Holder hereby confirms that it has been
               ---------------------
informed that this Warrant, and the Shares issued upon exercise of this Warrant, are restricted securities under the Act and may not be resold or transferred unless the securities to be resold are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Holder hereby acknowledges that it is prepared to hold this Warrant, and the Shares issued upon exercise of this Warrant, for an indefinite period and that Holder is aware that Rule 144 of the SEC issued under the Act is not presently available to exempt the issuance of this Warrant from the registration requirements of the Act.

          (e)  Disposition of Shares. Holder hereby agrees that it shall make no
               ---------------------
disposition of this Warrant, or the Shares issued upon exercise of this Warrant, to any parent, affiliate or subsidiary of Holder, or to a purchaser of all or substantially all of Holder's assets, unless and until:

               (i) Holder shall have complied with all requirements of this Warrant applicable to the disposition; and

               (ii) Holder shall have provided the Company with satisfactory written assurances, that (1) the proposed disposition does not require registration under the Act, or (2) all appropriate action necessary for compliance with the registration requirements of the Act or of any exemption from registration available under the Act (including Rule 144) has been taken.

          (f)  Restrictive Legends. Holder hereby confirms that the Company has
               -------------------
informed the Holder that the Company, in order to reflect the restrictions on disposition of the Shares issued upon exercise of this Warrant, the Company shall endorse the stock certificates for the Shares with the following restrictive legend:

     The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a `no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer.

     9.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Holder as follows:

          (a)  Valid Issuance; Absence of Liens.  All Shares which may be issued
               --------------------------------
upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens, pledges and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company further represents and warrants that there are no voting trusts, stockholder agreements, proxies or other agreements in effect which relate to voting or transfer of the Shares. The Shares are not and will not be, during the term of this Warrant, subject to any preemptive rights or any rights of first refusal that have not been properly waived or complied with.

          (b)  Reservation of Shares.  The Company will reserve for issuance
               ---------------------
pursuant to this Warrant a sufficient number of shares of the Common Stock of the Company, and the Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued shares of Common Stock of the Company such number of shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

          (c)  Exemption from Registration.  Assuming the accuracy of the
               ---------------------------
representations and warranties of the Holder contained herein, the Company represents and warrants that the offer, sale and issuance of this Warrant to Holder, and the issuance of the Shares to Holder under this Warrant, are exempt from registration of the Act pursuant to Section 4(2) of the Act or Rule 506 promulgated by the SEC under the Act. The Company shall seek and obtain all necessary permits, authorizations, orders of exemption and other documents as may be necessary or appropriate to ensure and to evidence such exemption under applicable state and federal laws .

          (d)  Organization, Good Standing and Qualification. The Company is a
               ---------------------------------------------
corporation duly organized and validly existing under the laws of the State of Delaware. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in the aggregate in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions, in the aggregate, in which failure to do so would not have a material adverse effect on the Company or its business.

          (e)  Capitalization.  The authorized capital stock of the Company,
               --------------
immediately prior to the Closing, consists of 50,000,000 authorized shares of Common Stock, 9,677,917 shares of which are issued and outstanding and 585,000 of which are reserved for issuance under outstanding stock options and warrants other than this Warrant. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

          (f)  Authorization; Binding Obligations. All corporate action on the
               ----------------------------------
part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Warrant, and the sale and issuance of the Shares pursuant hereto, and for the performance of the Company's obligations hereunder has been taken. This Warrant, when executed and delivered, is a valid and binding obligation of the Company, enforceable in accordance with its terms.

          (g)  Registration Rights.  Except for the registration rights granted
               -------------------
under the Company's Investors' Rights Agreement, which shall be executed by Holder on even date herewith, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. No obligation, covenant or representation under this Agreement is intended to conflict with any obligation, covenant or representation under the Investors' Rights Agreement, and in the event of any such conflict, the Investors' Rights Agreement shall control.

          (h)  Compliance with Other Instruments.  The Company is not in
               ---------------------------------
violation or default of any term of its Certificate of Incorporation or Bylaws or in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it or its property is bound or, to the best of its knowledge, of any federal, state or local judgment, order, writ, decree, statute, rule or regulation applicable to the Company where such violation or default would, or could reasonably be expected to, materially and adversely affect the Company. The execution, delivery, and performance of and compliance with this Warrant, and the issuance and sale of the Shares pursuant hereto, will not result in any such violation, result in a conflict with or constitute either a default under any such provision or an event that results in the creation of any lien, charge, or encumbrance of more than $100,000 upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

          (i)  Litigation. There is no action, suit, proceeding or investigation
               ----------
pending or currently threatened against the Company which (i) questions the validity of this Warrant, or the right of the Company to enter into it, or (ii) to consummate the transactions contemplated hereby. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          (j)  Tax Returns and Payments. The Company has filed all tax returns
               ------------------------
(federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company have been paid or will be paid prior to the time they become delinquent, except where the failure thereof would not have a material and adverse effect on the financial condition, operations or prospects of the Company. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a collapsible corporation or a Subchapter S corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or on any of its properties or material assets.

          (k)  Compliance with Laws.  The Company has complied in all material
               --------------------
respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business and ownership of its properties. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Warrant, and the issuance of the Shares, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, except such as will be filed in a timely manner.

          (l)  Disclosure.  This Warrant (including the schedules and exhibits
               ----------
hereto), and any other documents, certificates, instruments or other written materials or information furnished to Holder by or on behalf of the Company in connection with the transactions contemplated by this Warrant do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading. There is no fact known to the Company which is materially adverse to the business operations or financial performance of Company which has not been furnished to Holder or set forth or reflected in this Warrant, or the other documents, certificates, and instruments referred to herein and delivered to Holder by or on behalf of the Company in connection with the transactions contemplated by this Warrant.

          (m)  Compliance: Governmental Authorizations and Regulations.  The
               -------------------------------------------------------
Company is in compliance with each applicable law of a governmental entity and has all material licenses, franchises, permits, certificates and other authorizations from all federal, state, municipal and other governmental authorities having jurisdiction over its business. All such licenses, franchises, permits, certificates and other governmental authorizations held by the Company, in respect of its business are valid and sufficient to permit the Company to conduct its operations as currently used or conducted except where the failure to have such licenses, franchises, permits, certificates or other governmental authorizations would not have a material adverse effect, and there are no violations of any such licenses, franchises, permits, certificates and other governmental authorizations, nor are there any proceedings, to the knowledge of the Company, pending or threatened against the Company to revoke or limit any such license, franchise, permit, certificate or other governmental authorization.

     10.  No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor to the Holder on the basis of the Exercise Price then in effect.

     11.  No Stockholder Rights.
          ---------------------

          (a) Notwithstanding anything in this Agreement or the Investors' Rights Agreement, prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this

Section 11 shall limit the right of the Holder to be provided the Notices required under this Warrant.

          (b) If at any time a Change of Control (as defined below) is submitted for approval to the stockholders of the Company and the Holder is at such time a record holder of Shares, the Holder shall vote all such Shares then held by the Holder in favor of such Change of Control if the holders of at least a majority of the outstanding shares of Common Stock and Preferred Stock (excluding the Shares) vote in favor of such Change of Control. For purposes of the foregoing, a "Change of Control" shall mean the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, in which at least 50% of the voting power of the Company is transferred.

     12.  Transfers of Warrant.  This Warrant and all rights hereunder are not
          --------------------
transferable, except to successors or assigns of Holder, which successors or assigns shall be acceptable to the Company, and such transfer shall be subject to compliance with applicable federal and state securities laws. In the event of the Company's acceptance, the transfer of the Warrant shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. This Warrant may not be transferred in parts.

     13.  Successors and Assigns.  The terms and provisions of this Warrant
          ----------------------
shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     14.  Amendments and Waivers.  Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section 14 shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company.

     15.  Notices.  All notices required under this Warrant shall be given or
          -------
made for all purposes (i) by personal delivery, (ii) by facsimile, provided that sender obtains a confirmation receipt that the communication was successfully sent to the applicable facsimile number; (iii) by professional overnight courier service, or (iv) by registered or certified mail, all postage prepaid. All such notices shall be effective upon delivery. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

     16.  Captions.  The section and subsection headings of this Warrant are
          --------
inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

     17.  Governing Law.  This Warrant shall be governed by the laws of the
          -------------
State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

     18.  Entire Agreement.  This Warrant, together with the Investors' Rights
          ----------------
Agreement and other documents delivered pursuant hereto, and the specific references herein to the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Nothing in this Warrant, whether expressed or implied, is intended to convey upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant except as expressly provided herein.

     19.  Severability.  In case any provision of this Warrant shall be invalid,
          ------------
illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     20.  Delays and Omissions.  It is agreed that no delay or omission to
          --------------------
exercise any right, power or remedy accruing to either party shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any breach, default, noncompliance, nor any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

     21.  Counterparts.  This Warrant may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by an officer thereunto duly authorized.


                                   CERENT CORPORATION


                                   By: /s/  Carl Russo
                                      -----------------

                              NOTICE OF EXERCISE
                              ------------------

To:  Cerent Corporation

          The undersigned hereby elects to [check applicable subsection]:

________  (a)  Purchase _________________ shares of Common Stock of Cerent
               Corporation pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

          OR

________  (b)  Exercise the attached Warrant for [all of the shares] [________
               of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of such Warrant.

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.


                              WARRANT HOLDER:

                              _________________________________________


                              By: _____________________________________
                                 [NAME]

                    Address:  _________________________________________

                              _________________________________________


Date:_____________


Name in which shares should be registered:

_________________________________________